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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

          Date of Report (Date earliest event reported) April 5, 2002
                            -----------------------


                            SAF T LOK INCORPORATED
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            (exact name of registrant as specified in its charter)


                                    FLORIDA
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                (State or other jurisdiction of incorporation)



       1-11968                                           65-0142837
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(Commission File Number)                    (IRS Employer Identification Number)


                  32 West State Street - Sharon,Pennsylvania
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                   (Address of principal executive offices)

                                     16146
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                                  (Zip Code)


      Registrant's Telephone Number, Including Area Code: (724) 981-3159



                                 -------------

                                      N/A
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         (Former name or former address, if changed since last report)
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Item 5.  OTHER EVENTS

     On April 5, 2002, Saf T Lok Incorporated (the "Company") was served with a complaint in a civil action filed in the United States District Court for the Southern District of Florida under the caption Edward Cohen, on behalf of himself and all others similarly situated vs. Saf T Lok Inc., Franklin W. Brooks, Jeffrey W. Brooks, William Schmidt, James E. Winner, Jr., John F. Hornbostel, Jr., and Goldberg Wagner Stump and Jacobs LLP (Docket No: 02-CV80252). This is a Class Action on behalf of all purchasers of the Common Stock of the Company between April 14, 2000 and April 16, 2001, inclusive, seeking to pursue remedies under the Securities Exchange Act of 1934.

     The Company intends to defend the suit vigorously, and believes that the allegations are unfounded.

     The Company has notified its insurance carriers of the filing of the Complaint to determine whether such carriers will provide either indemnity or a defense.

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     None.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         SAF T LOK INCORPORATED


                         By: /s/ John F. Hornbostel
                             ---------------------------------------
                             John F. Hornbostel, Jr., Esq.
                             Director, Secretary and General Counsel
Dated:  April 9, 2002